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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our report dated January 30, 1999 (and to all references to our firm) included in or made a part of this Current Report on Form 8-K.



                                        Arthur Andersen LLP

Las Vegas, Nevada
June 15, 1999